YEAR 2004 AMENDMENT TO LOAN AGREEMENT

        This Year 2004 Amendment to Loan Agreement (this “Agreement”) is entered into as of April 1, 2004, by and between WELLSFORD/WHITEHALL HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Lender”). This Agreement is made with reference to the following facts:

RECITALS

               A.        Lender has made a loan to Borrower in the aggregate original principal amount of up to $352,600,000.00 (as amended, the “Loan”), pursuant to terms of that certain Loan Agreement dated June 25, 2001 by and between Borrower and Lender (as amended by the First Amendment and the Second Amendment to Loan Agreement described below, the “Loan Agreement”). Capitalized terms used in this Agreement and not defined shall have the meanings assigned to such terms in the Loan Agreement. The Loan was originally evidenced by that certain Promissory Note dated June 25, 2001, executed by Borrower to the order of Lender in the face principal amount of $352,600,000.00 (the “Original Note”).

               B.        Pursuant to that certain First Amendment to Loan Agreement and Other Loan Documents dated as of October 1, 2002 entered into between Borrower and Lender (the “First Amendment”), certain additional loan proceeds were made available to Borrower to refinance an additional Property that was added to the Collateral. Pursuant to the First Amendment, the Original Note was replaced by that certain Amended and Restated Promissory Note dated October 1, 2002, in the face principal amount $336,790,434.00 executed by Borrower and payable to the order of Lender (the “Note”).

               C.        Pursuant to that certain Second Amendment to Loan Agreement dated as of March 17, 2003 entered into between Borrower and Lender (the “Second Amendment to Loan Agreement”), Borrower and Lender agreed to reduce the Release Payment payable by Borrower in connection with the release of certain Properties.

               D.        As of the date hereof, the outstanding principal balance of the Note is $106,078,031.00. The time period during which the Borrower is entitled to request additional Working Capital Advances has expired.

               E.        Subject to the terms and conditions contained in this Agreement, Borrower and Lender have agreed to modify the Loan Agreement and other Loan Documents as more particularly described herein. Among other things, Lender has agreed to extend the Term and to extend the time period during which Borrower may request additional Working Capital Advances for the remaining Properties, which Advances shall be made in accordance with Section 2.1(5) of the Loan Agreement, as amended hereby.

               F.        As used in this Agreement, the term “Loan Documents” means the Loan Agreement, the Note, the Deeds of Trust, the Assignments of Leases, and the other “Loan Documents” described in the Loan Agreement. This Agreement and the Amendments described below shall constitute Loan Documents.

AGREEMENT

        NOW, THEREFORE, with reference to the foregoing Recitals and information, and in consideration of the mutual covenants and agreements contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

         1.     Recitals; Representations and Warranties. The above statement of facts set forth in the Recitals is true and correct, and the Recitals hereby are incorporated herein as an agreement of Borrower and Lender. Borrower hereby represents and warrants to Lender that (a) no Event of Default has occurred or exists and no Default exists, and (b) all representations and warranties of Borrower contained in the Loan Agreement or in any of the other Loan Documents (as the Loan Agreement and such other Loan Documents are amended hereby) are true and correct as of the date hereof.

         2.     Allocation of Working Capital Advance Allocation to Remaining Projects; Cancellation of Undisbursed Loan Funds. Lender hereby agrees that $16,000,000.00 of the remaining undisbursed Working Capital Advance Allocation shall be available to pay Capital Expenditures, Leasing Costs and Tenant Improvement costs at the Properties in accordance with Section 2.1(5) of the Loan Agreement, as amended hereby (the “Remaining Available Working Capital Advance Allocation”). Borrower acknowledges that Lender’s commitment to make any additional Advances, other than Working Capital Advances from the Remaining Available Working Capital Advance Allocation, has terminated, and all undisbursed Loan funds other than the Remaining Available Working Capital Advance Allocation have been canceled. Borrower shall have no further right to request or receive any Advances other than Working Capital Advances from the Remaining Available Working Capital Advance Allocation.

         3.     Amendments to Loan Agreement. Borrower and Lender hereby amend the Loan Agreement as follows:

                3.1     Definition of Adjusted Operating Cash Flow. The definition of “Adjusted Operating Cash Flow” set forth in Section 1.1(3) is amended to add the following to the end thereof:

“Without limiting the foregoing, from and after the Year 2004 Amendment Date all calculations of Adjusted Operating Cash Flow shall exclude from Gross Receipts all rental and other income attributable to the Lease with AT&T Corporation at the ‘300 Atrium’ Property until such time as such Lease has been renewed, or Borrower has entered into a new Lease with such Tenant, for at least three (3) years from the current termination date, in either case accordance with the terms of this Agreement. Solely for the purpose of calculating Cash On Cash

Return under Sections 2.1(5)(e) and 2.1(5)(f), the calculation of Adjusted Operating Cash Flow shall be further adjusted, as set forth in Section 2.1(5)(g).”

                3.2    Definition of Agreement. The definition of "Agreement" set forth in Section 1.1(6) is amended and restated in its entirety to read as follows:

“‘Agreement’ means this Loan Agreement, together with all Exhibits and Schedules hereto, as amended by the Amendments to Loan Agreement.”

                3.3    Definition of Deed of Trust. The definition of "Deed of Trust" set forth in Section 1.1(40) is amended and restated in its entirety to read as follows:

“‘Deed of Trust’ means each first priority deed of trust, mortgage and security agreement executed by Borrower in favor of Lender, creating a first priority lien against a Borrower Property, in form and substance satisfactory to Lender, as amended by the Amendments to Deed of Trust.”

                3.4    Definition of Maturity Date. The definition of "Maturity Date" set forth in Section 1.1(91) is amended and restated in its entirety to read as follows:

“‘Maturity Date’ means the earliest of (a) December 31, 2006, (b) the Early Termination Date, or (c) any other date on which the entire Loan is required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents.”

                3.5    New Definitions. Section 1.1 of the Loan Agreement is hereby amended to add the following new definitions to the end thereof:

        “(158)     ‘Amendments to Deed of Trust’ shall mean, collectively, the First Amendment to Deed of Trust, the Year 2004 Amendment to Deed of Trust, and any and all other present and future amendments to each Deed of Trust which are agreed to by Lender in writing, and are entered into in connection with the Loan Agreement and/or any present or future Amendments to Loan Agreement.

        “(159)      ‘Amendments to Loan Agreement’ shall mean, collectively, the First Amendment, the Second Amendment to Loan Agreement, the Year 2004 Amendment to Loan Agreement, and any and all other present and future amendments to the Loan Agreement which are entered into between Borrower and Lender in writing.

“(160) ‘Applicable Advance Percentage’ has the meaning set forth in Section 2.1(5) hereof.

“(161) ‘Borrower’s Interest’ has the meaning set forth in Section 2.13 hereof.

“(162) ‘Borrower Account’ shall mean a deposit account of Borrower established in Borrower’s name at a bank selected by Borrower. Borrower shall designate in writing to Lender the Borrower’s Account.

“(163) ‘Cash Collateral Account’ has the meaning set forth in Section 2.4(3) hereof.

“(164) ‘Cumulative Additional Borrower Costs’ has the meaning set forth in Section 2.1(5) hereof.

“(165) ‘Depository Institution’ has the meaning set forth in Section 2.13 hereof.

“(166) ‘First Amendment to Deed of Trust’ means the amendment by Borrower and Lender of each Deed of Trust, entered into in connection with the First Amendment.

“(167) ‘Lockbox’ has the meaning assigned to such term in the Lockbox Agreement.

“(168) ‘Lockbox Account’ has the meaning assigned to such term in the Lockbox Agreement.

        “(169)      ‘Lockbox Agreement’ means that certain Lockbox Agreement dated as of April 1, 2004 by and between Borrower and Lender, regarding the lockbox arrangement for the collection of Gross Receipts from the Properties.

“(170) ‘Lockbox Bank’ means PNC Bank, N.A., and any successor depository institution from time to time selected by Lender as the Lockbox Bank under the Lockbox Agreement.

“(171) ‘Net Collections’ has the meaning assigned to such term in the Lockbox Agreement.

“(172) ‘Operating Reserve’ has the meaning set forth in Section 2.13 hereof.”

“(173) ‘Operating Reserve Release Date’ has the meaning set forth in Section 2.13 hereof.”

“(174) ‘Remaining Available Working Capital Advance Allocation’ has the meaning assigned to such term in the Year 2004 Amendment to Loan Agreement.

“(175) ‘Replacement LC’ has the meaning assigned to such term in Section 2.11 hereof.

“(176) ‘Second Amendment to Loan Agreement’ means that certain Second Amendment to Loan Agreement dated as of March 17, 2003, entered into between Borrower and Lender.

“(177) ‘Year 2004 Amendment Date’ means April 12, 2004.

“(178) ‘Year 2004 Amendment to Deed of Trust’ means the amendment by Borrower and Lender of each Deed of Trust, entered into in connection with the Year 2004 Amendment to Loan Agreement.

“(179) ‘Year 2004 Amendment to Loan Agreement’ means that certain Year 2004 Amendment to Loan Agreement dated as of April 1, 2004, entered into between Borrower and Lender.

                3.6    Restatement of Section 2.1(5). Section 2.1(5) of the Loan Agreement is amended and restated in its entirety to read as follows:

“(5) Working Capital Advances. Lender shall make Working Capital Advances to Borrower subject to and in accordance with the following terms and conditions:

        “(a)     No Working Capital Advances shall be made unless and until (i) Lender shall have first disbursed all funds held in the Operating Reserve in accordance with Section 2.13, and (ii) Borrower shall have provided Lender with reasonably satisfactory evidence that, since the Year 2004 Amendment Date, Borrower has expended $4,000,000 of its own funds (not Loan proceeds or Operating Reserve funds) to pay Capital Expenditures, Leasing Costs and Tenant Improvement costs at the Properties or to fund debt service shortfalls. Borrower acknowledges that no portion of the $4,000,000 in costs paid by Borrower from its own funds pursuant to clause (ii) immediately above shall be reimbursed to Borrower through any subsequent Working Capital Advance.

        “(b)     Notwithstanding anything to the contrary in Schedule 2.1, Tenant Improvements and Leasing Costs for which Working Capital Advances are available shall be limited to Tenant Improvements and Leasing Costs associated with Leases which have been approved by Lender.

        “(c)     Unless Lender otherwise consents in writing, the Capital Expenditures for which Working Capital Advances are available shall be limited to those Capital Expenditures set forth in the capital budget for the Properties approved by Lender as a condition to the Year 2004 Amendment to Loan Agreement, or in any subsequent annual capital budget for the Properties reviewed and approved by Lender.

“(d) As to each Working Capital Advance, Borrower shall have satisfied the terms and conditions set forth in Parts B and C of Schedule 2.1 hereto.

“(e) Except as provided in paragraph (f) below, the amount of each Working Capital Advance shall not exceed the lesser of:

        “(i)     an amount which, when added to the aggregate amount of all prior Working Capital Advances made after the Year 2004 Amendment Date, equals the Remaining Available Working Capital Advance Allocation; and

        “(ii)     The Applicable Advance Percentage of the actual costs incurred by Borrower in respect of the Tenant Improvements, Leasing Costs or Capital Expenditures for which such Advance is requested. As used herein, “Applicable Advance Percentage” means (A) fifty percent (50%), if after giving effect to the requested Advance the Cash On Cash Return is less than 10%, (B) sixty-five percent (65%), if after giving effect to the requested Advance the Cash On Cash Return is at least 10% and less than 11.5%, and (C) eighty percent (80%), if after giving effect to the requested Advance the Cash On Cash Return is at least 11.5%. For purposes of paragraph (f) below, “Cumulative Additional Borrower Costs” shall mean an amount equal to (x) eighty percent (80%) of all Capital Expenditures, Leasing Costs and Tenant Improvement costs reasonably approved by Lender and incurred by Borrower after the Year 2004 Amendment Date (provided that no approval shall be required pursuant to this clause (x) for any Capital Expenditures, Leasing Costs or Tenant Improvements which have already been partially funded by Lender), excluding any of the Capital Expenditures, Leasing Costs and Tenant Improvement Costs for which Borrower receives credit toward its $4,000,000 funding obligation under Section 2.1(5)(a), minus (y) the aggregate amount of Working Capital Advances made to pay such costs, excluding the Working Capital Advance made pursuant to paragraph (f) below.

“In no event shall any Working Capital Advance be used to pay or reimburse Borrower for any commissions, fees, expenses or costs charged by or to be paid for services rendered by Borrower or any Affiliate of Borrower unless, as to such Affiliates only, the contractual arrangements with such Affiliates fully comply with Section 9.6(1)(b).

        “(f)     Borrower shall have the right, on a one-time-only basis, to request an additional Working Capital Advance to reimburse Borrower for up to 100% of the Cumulative Additional Borrower Costs paid by Borrower prior to the date of such Advance, provided that the amount of such Advance shall not exceed the least of:

        “(i)     an amount which, when added to the aggregate amount of all prior Working Capital Advances disbursed by Lender after the Year 2004 Amendment Date, equals the Remaining Available Working Capital Advance Allocation;

“(ii) the total Cumulative Additional Borrower Costs paid by Borrower after the Year 2004 Amendment Date and prior to the date of the Advance; and

“(iii) an amount which, when added to the outstanding Loan balance, results in a Cash On Cash Return of thirteen percent (13%).

        “(g)     Solely for purposes of calculating Cash On Cash Return under paragraphs (e) and (f) above for Working Capital Advances to pay for Tenant Improvements and/or Leasing Costs associated with a new Lease, notwithstanding anything to the contrary in Schedule 2.1, the determination of the Adjusted Operating Cash Flow shall include the income and expenses associated with such new Lease for the succeeding 12-month period if the Tenant under such new Lease is in occupancy, regardless of whether such new Lease provides the Tenant with a free rent period at the beginning of the lease term (e.g., if the Tenant has three month’s free rent, Adjusted Operating Cash Flow shall include 9 months of rent from such Lease).

“(h) Each Working Capital Advance shall be in an amount not less than Two Hundred Fifty Thousand Dollars ($250,000).

        “(i)     No Working Capital Advances may be made for any Property until Borrower has complied with Section 5 of the Year 2004 Amendment to Loan Agreement. In addition, each Working Capital Advance shall be covered by an interest rate cap agreement in accordance with Section 8.15 below and Section 5 of the Year 2004 Amendment to Loan Agreement.

        “(j)     Except as provided below in this paragraph (j), Lender shall have no obligation to make any Working Capital Advances after December 31, 2005. If Borrower enters into an approved Lease in accordance with the terms and conditions of this Agreement prior to December 31, 2005, then Borrower may obtain Working Capital Advances for Leasing Costs and Tenant Improvements associated with such Lease after December 31, 2005, provided that Borrower otherwise satisfies all conditions set forth in this Agreement to such Advances and in no event shall Lender be obligated to make any Advance with respect to such a Lease after June 30, 2006. Nothing contained in this paragraph (j) shall limit Borrower’s right to obtain disbursements from the Operating Reserve after the dates set forth in this paragraph (j).”

In connection with the foregoing amendment and restatement of Section 2.1(5), Part C of Schedule 2.1 to the Loan Agreement is amended to delete paragraph 1 thereof and the first sentence of paragraph 13 thereof.

                3.7     Restatement of Section 2.2(1). Effective as of October 1, 2003, Section 2.2(1) of the Loan Agreement is amended and restated in its entirety to read as follows:

“(1) Contract Rate. The outstanding principal balance of the Loan (including any amounts added to principal under the Loan Documents) shall bear interest at, and each monthly interest payment shall be calculated based on, a per annum rate of interest (the “Contract Rate”), adjusted monthly, equal to the greater of (a) the LIBOR Rate plus three hundred twenty-five (325) basis points, and (b) four and thirty-five one hundredths percent (4.35%). Notwithstanding the foregoing, if after giving effect to any Working Capital Advance the Cash On Cash Return is less than eight percent (8.0%), then from and after the date of such Advance until such time as the Cash On Cash Return equals or exceeds 8.0% for at least three (3) consecutive months, the Contract Rate shall be increased to the greater of (i) the LIBOR Rate plus three hundred fifty (350) basis points, and (ii) four and six-tenths percent (4.60%).”

                3.8    Restatement of Section 2.3(2). Section 2.3(2) of the Loan Agreement is amended and restated in its entirety to read as follows:

        “(2)      Principal Amortization. During any months after the Year 2004 Amendment Date in which Net Collections are not required to be deposited into the Operating Reserve pursuant to Section 2.12, Borrower shall make payments into the Cash Collateral Account in accordance with this Section 2.3(2). Such payments shall be due on the Interest Payment Date of each such month, and shall be equivalent to a principal amortization payment based on a 25-year amortization schedule, an amortization period beginning on the first day of the month prior to the month in which the first payment is due, a fixed interest rate equal to the Contract Rate in effect as of the first day of such prior month and the outstanding principal balance of the Loan as of the first day of such prior month. Such monthly payments shall continue until the Obligations have been paid in full; provided, however, that such payments shall be suspended during any subsequent period in which Net Collections are required to be deposited into the Operating Reserve pursuant to Section 2.12, and shall resume if and when such deposits of Net Collections are not required. Upon any resumption of such payments, Lender shall recalculate the amount of the monthly payments using the same criteria as specified above for the initial monthly payments (i.e., the 25-year amortization schedule shall be reset as of the first day of the month prior to the month in which the first resumed payment is due). Upon application of any Release Payment to the Loan balance or any other prepayment of the Loan (other than the payments required by this Section 2.3(2)) while such payments are required under this Section 2.3(2), Lender shall recalculate the amount of the monthly payments based upon the new Loan balance and the Contract Rate then in effect, and such revised monthly payment shall be due commencing on the first Interest Payment Date occurring after the date the Release Payment is made.”

                3.9    Restatement of Section 2.3(3). Section 2.3(3) of the Loan Agreement is amended and restated in its entirety to read as follows:

“(3) Maturity. On the Maturity Date, Borrower shall pay to Lender all outstanding principal, accrued and unpaid interest, and any other amounts due under the Loan Documents.”

                3.10    Restatement of Section 2.3(4). Section 2.3(4) of the Loan Agreement is amended and restated in its entirety to read as follows:

        “(4)      Prepayment. Except as provided below, at any time during the Term, upon not less than ten (10) days’ prior written notice to Lender, Borrower may prepay the Loan in whole or in part without premium or penalty, provided that each such prepayment shall be accompanied by the payment of accrued and unpaid interest on the principal amount being prepaid (in which case, the interest payment next becoming due shall be adjusted so that interest is paid only on the remaining principal balance after giving effect to such prepayment), through the date of prepayment, and any other costs or expenses which are payable to Lender in accordance with the terms hereof or any other Loan Document. The foregoing notwithstanding, from the Closing Date through June 30, 2005 prepayment (in whole or in part) shall only be permitted in connection with a sale or other transfer of a Property to a Person which is not an Affiliate of Borrower or of any Borrower Party. From and after July 1, 2005, Loan shall be closed to partial prepayment from a Refinance. A prepayment premium equal to two percent (2.0%) of the outstanding principal balance of the Loan shall be payable if an Event of Default occurs and the Loan is accelerated prior to July 1, 2005. Borrower acknowledges that the prepayment premium required by this Section 2.3(4) constitutes partial compensation to Lender for the costs of reinvesting the Loan proceeds and for loss of the contracted rate of return on the Loan. Furthermore, Borrower acknowledges that the loss that may be sustained by Lender as a result of such prepayment by Borrower is not susceptible of precise calculation and the prepayment premium represents the good faith effort of Borrower and Lender to compensate Lender for such loss. Borrower confirms that Lender’s agreement to make the Loan at the interest rate and on the other terms set forth herein constitutes adequate and valuable consideration, given individual weight by Borrower, for the prepayment provision set forth in this Section.”

                3.11    Restatement of Sections 2.4(2) and 2.4(3). Sections 2.4(2) and 2.4(3) of the Loan Agreement are amended and restated in their entirety to read as follows:

        “(2)      Concurrently with Lender’s release of the Property, Borrower shall pay to Lender an amount (the “Release Payment”) equal to one hundred percent (100%) of the Adjusted Loan Basis of the Property to be released. Notwithstanding the foregoing, in no event shall the Release Payment for any Property exceed the then outstanding Obligations.

        “(3)      Concurrently with making the Release Payment, Borrower shall deliver to Lender, for deposit into a segregated cash collateral account (a “Cash Collateral Account”) as Additional Collateral for the Obligations, an amount equal to the following applicable amount:

“(a) if, after giving effect to the Release Payment, the Cash On Cash Return equals or exceeds twelve percent (12.0%), Borrower shall deliver an amount equal to twenty-five percent (25%) of the Adjusted Loan Basis of the Property to be released;

        “(b)     if, after giving effect to the Release Payment, the Cash On Cash Return is less than twelve percent (12.0%) but is not less than the Cash On Cash Return immediately prior to the release of the Property, Borrower shall deliver an amount equal to (i) the Net Capital Proceeds from the proposed release, minus (ii) the amount of the Release Payment; and

        “(c)     if, after giving effect to the Release Payment, the Cash On Cash Return is less than twelve percent (12.0%) and the Cash On Cash Return is less than the Cash On Cash Return immediately prior to the release of the Property, Borrower shall deliver an amount equal to the greater of (i) the Net Capital Proceeds from the proposed release minus the amount of the Release Payment, and (ii) twenty-five percent (25%) of the Adjusted Loan Basis of the Property to be released.”

                3.12    Addition of Section 2.11. The following is hereby added to the Loan Agreement as a new Section 2.11:

“2.11 Cash Collateral Account; Replacement Letters of Credit. The Cash Collateral Account and all sums at any time on deposit therein shall be subject to the following provisions:

        “(1)      The Cash Collateral Account shall be subject to the general provisions of Section 3.4(2) hereof. Prior to an Event of Default, funds in the Cash Collateral Account may from time to time be applied to the principal balance of the Loan at Borrower’s election. If any funds are on deposit in the Cash Collateral Account at the end of any calendar quarter, Borrower shall deliver to Lender, as additional credit support for the Obligations, within three (3) Business Days after the end of such calendar quarter, a Letter of Credit in a face amount equal to the amount of funds then on deposit in the Cash Collateral Account (together with any renewal, extension, amendment or replacement thereof, a “Replacement LC”). Upon receipt of such Replacement LC, Lender shall release to Borrower the funds on deposit in the Cash Collateral Account replaced thereby. Notwithstanding anything to the contrary contained in this Agreement (a) the Cash Collateral Account and all funds at any time on deposit therein shall be subject to the exclusive control of Lender, except that Borrower shall have the exclusive right, prior to an Event of Default, to direct Lender to apply funds on deposit in the Cash Collateral Account to the principal balance of the Loan, and (b) Borrower’s failure to deliver a Replacement LC as and when required by this Section 2.11 shall constitute an Event of Default which shall entitle Lender to apply the funds on deposit in the Cash Collateral Account to the Loan balance.

“(2) Each Replacement LC shall be subject to the general conditions set forth in Schedule 2.11.”

                3.13    Addition of Sections 2.12 and 2.13. The following are hereby added to the Loan Agreement as new Sections 2.12 and 2.13:

“Section 2.12 Lockbox for Collection of Gross Receipts. All Gross Receipts from each Property shall be forwarded by Borrower or its agents to the Lockbox established for such Property, and thereafter shall be deposited into and disbursed from the Lockbox Account established for such Property, all in accordance with the terms of the Lockbox Agreement. Borrower and each Borrower Party shall have personal liability pursuant to clause (3) of Section 12.1 for any and all losses or damages suffered or incurred by Lender as a result of any appropriation or application of any Gross Receipts received by Borrower or its agents or Affiliates in contravention of the terms of the Lockbox Agreement, any of which actions shall be deemed to be, and shall constitute, misappropriation of funds covered by such clause (3), and shall constitute an immediate Event of Default under this Agreement. Subject to the terms of the Lockbox Agreement, all Net Collections from time-to-time on deposit in the Lockbox Account shall be disbursed as follows:

“(1) Until such time as the Cash On Cash Return is at least ten percent (10.0%) as of the end of two (2) consecutive calendar quarters, one hundred percent (100%) of all Net Collections shall be delivered to Lender and deposited into the Operating Reserve on a monthly basis and shall be used in accordance with the terms and provisions of Section 2.13; provided, however, that if the Cash On Cash Return exceeds 10% but is less than 11.5% as of the end of such calendar quarters, then monthly deposits of fifty percent (50%) of the Net Collections into the Operating Reserve shall commence in accordance with Section 2.12(2) below. Monthly deposits of Net Collections pursuant to this Section 2.12(1) shall resume if, as of the end of any subsequent calendar quarter, the Cash On Cash Return falls below 10%, and shall continue until such time as the Cash On Cash Return again is at least 10% as of the end of two (2) consecutive calendar quarters. All funds deposited into the Operating Reserve shall constitute additional Collateral for the Obligations.

“(2) If, as of the end of any calendar quarter, Lender determines that the Cash On Cash Return is less than eleven and one half percent (11.5%), but is not less than ten percent (10.0%), and a payment of 100% of Net Collections is not required pursuant to Section 2.12(1) above, then fifty percent (50%) of all Net Collections shall be delivered to Lender and deposited into the Operating Reserve on a monthly basis and shall be used in accordance with the terms and provisions of Section 2.13. Such monthly deposits of Net Collections shall continue until the Cash On Cash Return equals or exceeds eleven and one half percent (11.5%) as of the end of two (2) consecutive calendar quarters. Such monthly deposits of Net Collections shall resume under this Section 2.12(2) if, as of the end of any subsequent calendar quarter, Lender determines that the Cash On Cash Return is less than 11.5%, but not less than 10%, and shall continue until such time as the Cash On Cash Return again is at least 11.5% as of the end of two (2) consecutive calendar quarters.

        “(3)     So long as no Event of Default then exists, Lender shall direct the Lockbox Bank to cause all monthly Net Collections that are not required to be deposited into the Operating Reserve pursuant to Section 2.12(1) or Section 2.12(2) above, less the amount of the principal amortization payment owing under Section 2.3(2), to be transferred or credited to the Borrower Account. Notwithstanding the immediately preceding sentence, no funds shall be transferred from the Lockbox Account to the Borrower Account pursuant to this Section 2.12(3) unless such funds are cleared, immediately available funds.

“Section 2.13 Operating Reserve. Notwithstanding anything to the contrary contained herein or in the other Loan Documents, all Net Collections which are to be paid to Lender pursuant to Section 2.12(1) or Section 2.12(2), if any, shall be deposited by Lender on a monthly basis into an interest-bearing reserve with Lender (the “Operating Reserve”) to be held by Lender in accordance with this Section 2.13. The amounts on deposit in the Operating Reserve shall be used as a reserve for the payment of debt service shortfalls on the Loan, Capital Expenditures, Leasing Costs and Tenant Improvement costs reasonably approved by Lender. The Operating Reserve shall be advanced in accordance with the conditions for Working Capital Advances set forth in the following sections of Schedule 2.1: Sections 1, 3, 4, 7 and 8 of Part B, and Sections 2 through 10, inclusive, 11(a), 11(b), 11(c), 12 and 14 of Part C, provided that Lender may draw on the Operating Reserve to pay when due debt service shortfalls without prior authorization from or notice to Borrower (Borrower hereby irrevocably authorizes and directs Lender to make such withdrawals from the Operating Reserve). Lender will endeavor to provide Borrower with notice after any draw is made on the Operating Reserve to pay debt service shortfalls. As additional security for the Obligations, Borrower hereby grants to Lender a first priority security interest in all funds at any time on deposit in the Operating Reserve. Upon any Event of Default, Lender may apply any funds deposited in the Operating Reserve to the payment of or to the performance of any Obligations. Provided no Event of Default or monetary Potential Default then exists, Lender will release the funds on deposit in the Operating Reserve (including all Lease Buy Out Consideration and Available Security Deposits on deposit therein) to Borrower upon Borrower’s written request at such time as the Cash On Cash Return is at least thirteen percent (13%). The date on which Lender releases the funds on deposit in the Operating Reserve to Borrower in accordance with the immediately preceding sentence shall be referred to in this Agreement as the “Operating Reserve Release Date.”

“All monies on deposit in the Operating Reserve shall be deposited into interest bearing accounts of the type customarily maintained by Lender or its servicing agent for the investment of (and may be commingled with) similar reserves, which accounts may not yield the highest interest rate then available. Operating Reserve funds shall be held in one or more accounts in Lender’s name (or such other account name(s) as Lender may elect) at one or more financial institutions or other depositories selected by Lender (or its servicer) in its sole discretion (collectively, the “Depository Institution”). Borrower shall earn no more than an amount of interest on the Operating Reserve funds equal to an amount determined by applying to the average monthly balance of the Operating Reserve the quoted interest rate for the Depository Institution’s money market savings account, as such rate is determined from time to time (such allocated amount being referred to as “Borrower’s Interest”). Lender or its Depository Institution shall be entitled to report under Borrower’s Federal tax identification number the Borrower’s Interest on the Operating Reserve funds. If the Depository Institution does not have an established money market savings account (or if an interest rate for such account cannot otherwise be determined in connection with the deposit of the Operating Reserve funds), a comparable interest rate quoted by the Depository Institution and acceptable to Lender (or its servicer) in its reasonable discretion shall be used. The amount of Borrower’s Interest allocated to the Operating Reserve shall be added to the balance in the Operating Reserve, and shall be disbursed for payment of the items for which the Operating Reserve is to be disbursed. Any interest earned above the Borrower’s Interest shall be retained by Lender as compensation for its administration and investment of the Operating Reserve.”

         3.14    Amendment to Section 3.1(1). The following is hereby added to the end of Section 3.1(1) of the Loan Agreement:

“In addition to the foregoing insurance requirements, Borrower shall take all necessary steps within its control to keep in full force and effect through July 1, 2007 both of the existing insurance policies, issued by Lexington Insurance Company and National Fire and Marine Insurance Company, which insure the buildings and improvements located on the Properties against loss or damage by acts of terrorism (the “Existing Terrorism Insurance Policies”). However, the termination of one of the Existing Terrorism Insurance Policies for reasons beyond Borrower’s control (and through no fault of Borrower) shall not constitute a default hereunder. Further, the termination of both of the Existing Terrorism Insurance Policies for reasons beyond Borrower’s control (and through no fault of Borrower) shall also not constitute a default hereunder, so long as Borrower promptly obtains a substitute insurance policy containing substantially the same coverages and in the same amounts as provided by at least one of the terminated policies, issued by an insurance company acceptable to Lender in its reasonable discretion, and naming Lender under a standard “non-contributory mortgagee” endorsement or its equivalent (a “Replacement Terrorism Insurance Policy”). Further, notwithstanding the foregoing, the parties acknowledge that Lender currently is engaged in negotiations with certain Affiliates of Whitehall (in connection with other loans by Lender to such Affiliates) regarding various possible alternative methods (i.e., alternatives to the Existing Terrorism Insurance Policies) of managing the risks to Lender from loss or damage to Lender’s collateral by acts of terrorism (each, a “Proposed Alternative Terrorism Risk Management Measure”). If at any time during the term hereof, (i) Lender in its discretion has agreed to a Proposed Alternative Terrorism Risk Management Measure with one of more of Whitehall’s Affiliates, as evidenced by definitive documentation executed and delivered by Lender, such Affiliate and the other parties thereto (upon execution and delivery of such definitive documentation by all parties, the agreed-upon Alternative Terrorism Risk Management Measure shall be an “Approved Alternative Terrorism Risk Management Measure”), and (ii) the terms of the Approved Alternative Terrorism Risk Management Measure provide that they supersede the provisions of this paragraph regarding terrorism insurance policies, then the provisions of the Approved Alternative Terrorism Risk Management Measure shall be deemed incorporated herein and shall supersede the requirements in this paragraph with respect to Borrower’s maintenance of terrorism insurance policies.”

         3.15    Restatement of Section 5.6. Section 5.6 of the Loan Agreement is amended and restated in its entirety to read as follows:

“Section 5.6 Security Deposits; Lease Buy Out Consideration. All security deposits paid or payable under any Lease, including proceeds from any draw on a Tenant Deposit Letter of Credit (“Security Deposits”), and all Lease Buy Out Consideration shall be maintained and administered by Borrower as follows:

        “(1)     All Lease Buy Out Consideration currently held by Borrower shall be deposited by Borrower in the Operating Reserve on or before the Year 2004 Amendment Date. In addition, all Lease Buy Out Consideration paid by Tenants to Borrower after the Year 2004 Amendment Date and prior to the Operating Reserve Release Date shall be deposited by Borrower in the Operating Reserve promptly upon receipt. All Lease Buy Out Consideration funds deposited into the Operating Reserve shall be held and administered by Lender in the same manner as all other funds on deposit therein. After the Operating Reserve Release Date, Borrower shall maintain all Lease Buy Out Consideration received after such date in a separate account held by Borrower in a depository institution acceptable to Lender, and Borrower shall use the Lease Buy Out Consideration received with respect to a Property to pay for any Tenant Improvements, Capital Expenditures, Leasing Costs or marketing costs in connection with that Property. The segregated account for Lease Buy Out Consideration required by this Section shall be subject to the general provisions of this Agreement pertaining to any segregated account which Borrower is required to maintain in accordance with the terms of this Agreement. The monthly reports which Borrower is required to provide Lender in connection with the Lease Buy Out Consideration accounts shall identify, as to each such account, the source Properties of the Lease Buy Out Consideration therein, and the amount of Lease Buy Out Consideration funds in such account allocable to each such Property.

        “(2)     Borrower shall maintain all Security Deposits in a separate account held by Borrower in a depository institution acceptable to Lender. Nothing contained herein shall be deemed to require Borrower to deposit into any such account an amount equal to the Security Deposit required under a Lease if either Borrower or a prior landlord under such Lease waived the obligation of Tenant under such Lease to pay such Security Deposit (and as a result, Borrower has no obligation to such Tenant for the return of such Security Deposit). The segregated account for Security Deposits shall be subject to the general provisions of this Agreement pertaining to any segregated account which Borrower is required to maintain in accordance with the terms of this Agreement. The monthly reports which Borrower is required to provide Lender in connection with the Security Deposits accounts shall identify, as to each such account, the source Properties of the Security Deposits therein, and the amount of Security Deposit funds in such account allocable to each such Property.

        “(3)     Security Deposit funds held in such account for any Lease shall be used to repay the Tenant which paid the Security Deposit to Borrower or as otherwise provided in the applicable Lease. Prior to the Operating Reserve Release Date, forfeited Security Deposits and any other Security Deposits which Borrower is otherwise entitled to retain due to a default by a Tenant under its Lease, including the draw proceeds from any Tenant Deposit Letter of Credit (collectively, “Available Security Deposits”), shall be deposited into the Operating Reserve. All Available Security Deposits deposited into the Operating Reserve shall be held and administered by Lender in the same manner as all other funds on deposit therein. Borrower represents and warrants to Lender that, as of the Year 2004 Amendment Date, neither Borrower nor any agent of Borrower is holding any Available Security Deposits. After the Operating Reserve Release Date, Available Security Deposits shall be held by Borrower in a segregated account pursuant to paragraph (2) above and shall be used by Borrower to pay for Tenant Improvements, Capital Expenditures and Leasing Costs incurred in connection with re-leasing the space vacated by the Tenant under the defaulted Lease (or in repairing any damage to the Property caused by the Tenant default), and Borrower shall have exhausted all such Available Security Deposit funds in payment of such costs and expenses before Borrower may use or request any Working Capital Advances for such vacated space (i.e., Borrower may only request Working Capital Advances to pay for the Applicable Advance Percentage of the costs which exceed the amount of such Available Security Deposit funds). Any excess Available Security Deposit funds remaining after payment of Tenant Improvements, Capital Expenditures and Leasing Costs incurred in connection with re-leasing the space vacated by the defaulting Tenant shall be retained in the segregated account to pay for Tenant Improvements, Capital Expenditures and Leasing Costs incurred in connection with other space within the Property, provided that Borrower may use such excess funds to pay its share of such costs in conjunction with obtaining Working Capital Advances therefor; provided further, however, that if (a) the space vacated by the defaulting Tenant has been re-leased at then-prevailing market rents (and otherwise in accordance with the terms of the Loan Agreement), (b) the Debt Service Coverage Ratio is at least 1.20 to 1.0, and (c) no Event of Default has occurred and is continuing, then upon Borrower’s request Lender will consent to the release of such excess funds to Borrower.

        “(4)     Provided no Event of Default shall then be existing under this Agreement, if a Property in connection with which any Lease Buy Out Consideration is held by Borrower in a segregated account pursuant to paragraph (1) above will be released from the lien of the applicable Deed of Trust in accordance with this Agreement, any amounts in the account holding such Lease Buy Out Consideration applicable to such Property shall be released, concurrently with such release, to Borrower. Notwithstanding anything to the contrary contained herein, upon the release of a Property Borrower shall not be entitled to a release of any Lease Buy Out Consideration relating to that Property which has been deposited into the Operating Reserve.

        “(5)     Provided no Event of Default shall then be existing under this Agreement, if a Property in connection with which any Security Deposits are held by Borrower in a segregated account pursuant to paragraph (2) above will be released from the lien of the applicable Deed of Trust in accordance with this Agreement, any Security Deposit amounts held in such account applicable to such Property shall be released, concurrently with such release, to Borrower. Notwithstanding anything to the contrary contained herein, upon the release of a Property Borrower shall not be entitled to a release of any Available Security Deposits relating to that Property which have been deposited into the Operating Reserve.

        “(6)     Borrower shall promptly notify Lender of any draw on a Tenant Deposit Letter of Credit, and shall provide Lender with reasonable evidence that the proceeds from such draw have been deposited into the Operating Reserve (if prior to the Operating Reserve Release Date), or into a segregated account as required by paragraph (2) above (if after the Operating Reserve Release Date), as applicable.

        “(7)     If an Event of Default occurs and, as a result thereof, Lender accelerates the Loan, then upon Lender’s demand Borrower shall deliver any and all original Tenant Deposit Letters of Credit to Lender, along with such documentation as is required by the issuing banks to transfer the Tenant Deposit Letters of Credit (including all draw rights and all other rights of the beneficiary thereunder) from Borrower to Lender or Lender’s nominee. In addition, if a Draw Event occurs under a Tenant Deposit Letter of Credit after the Loan has been accelerated but before such Tenant Deposit Letter of Credit has been transferred to Lender or its nominee, then upon Lender’s demand Borrower shall draw on such Tenant Deposit Letter of Credit (in accordance with the terms of the applicable Lease) and shall direct the issuing bank to wire transfer the proceeds of such draw into an account designated and controlled by Lender or its nominee. Such draw proceeds shall be governed by Section 3.4(2) of this Agreement.

        “(8)     Without limiting any obligations of Borrower or the Borrower Parties hereunder, any one of the following acts shall be deemed to be, and shall constitute, a misappropriation of Security Deposits or other amounts required to be held by Borrower in escrow or segregated accounts pursuant to the terms of the Loan Agreement, for which Borrower and the Borrower Parties shall have personal liability pursuant to clause (3) of Section 12.1: (a) Borrower’s failure to deposit Tenant Deposit Letter of Credit draw proceeds into a segregated account as required by paragraph (6) above, (b) Borrower’s failure to deposit Security Deposit funds (including Tenant Deposit Letter of Credit draw proceeds) into the Operating Reserve when required pursuant to paragraphs (3) and (6) above, (c) Borrower’s breach of its obligations under paragraph (7) above.”

               3.16      Schedules. Schedules 1.1(B), 4.2, 5.1(A)-5.1(F), 6.4, 6.5, 6.6, 6.7, 6.10, 6.17 and 6.26 to the Loan Agreement are hereby replaced in their entirety with Schedules 1.1(B), 4.2, 5.1(A)-5.1(F), 6.4, 6.5, 6.6, 6.7, 6.10, 6.17 and 6.26 respectively, attached to this Agreement. All defined terms making specific reference to any information contained within any of these Schedules are hereby amended to refer to such Schedule(s) as attached hereto. In addition, the Loan Agreement is hereby further amended to add, as a new Schedule 2.11 thereto, Schedule 2.11 attached to this Agreement.

        4.     Amendments to Loan Documents. Borrower and Lender hereby amend the Loan Documents as follows:

               4.1      Collateral Documents. The Deeds of Trust and all other Collateral Documents shall secure, in addition to all other indebtedness and obligations secured thereby, the payment and performance of all present and future indebtedness and obligations of Borrower under this Agreement and any and all amendments, modifications, renewals and/or extensions of this Agreement, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement.

        5.     Interest Rate Cap Agreement. Prior to the Year 2004 Amendment Date, Borrower shall have entered into an extension of Borrower’s existing interest rate cap agreement or a replacement interest rate cap agreement (“Cap Agreement”). Such extended or replacement Cap Agreement shall have a termination date not earlier than the Maturity Date, shall have a notional amount not less than the outstanding Loan balance and shall have a strike price of, or shall otherwise cap Borrower’s LIBOR rate exposure at, not more than the percentage set forth in the existing Cap Agreement. The form of the Cap Agreement, and the counterparty to the Cap Agreement (the “Counterparty”), shall be reasonably satisfactory to Lender (and shall otherwise satisfy the ratings criteria set forth below). Borrower also shall have delivered to Lender a Collateral Assignment of Interest Rate Cap Agreement (or, for an extension of the existing Cap

Agreement, a reaffirmation of the existing Collateral Assignment of Interest Rate Cap Agreement), duly executed and delivered by Borrower in favor of Lender, together with the consent of the Counterparty to such collateral assignment or reaffirmation. The Counterparty shall be rated at least AA by Standard & Poors. If the Standard & Poors rating of the Counterparty is at any time downgraded below AA-, then Borrower shall obtain a substitute Cap Agreement with a third party provider rated at least AA, which substitute Cap Agreement shall otherwise comply with the foregoing provisions of this Section. The Cap Agreement shall at all times cover the outstanding Loan balance.

        6.     Conditions Precedent. Notwithstanding anything contained in the Loan Agreement or other Loan Documents to the contrary, Lender shall not be obligated to modify the terms of the Loan as set forth in this Amendment, unless and until all of the following conditions precedent have been satisfied (any of which Lender may waive in writing in its sole and absolute discretion):

               6.1      Lender shall have received each of the following in form and substance satisfactory to Lender (unless otherwise specified, all documents to be delivered shall be originals):

(a)	Borrower shall have paid to Lender, in immediately available funds, an extension fee in the amount of $610,390 (less any portion of Borrower’s good faith deposit applied thereto).

(b)	Borrower shall have paid to Lender, in immediately available funds, accrued interest on the Loan in the amount of $189,073 (representing the additional interest owing from October 1, 2003 through March 31, 2004 as a result of the change to the Contract Rate pursuant to Section 3.7 above).

(c)	Borrower shall have delivered to Lender, for deposit into the Operating Reserve, $1,000,000.

(d)	Borrower shall have delivered to Lender, for deposit into the Operating Reserve, Lease Buy Out Consideration funds in the amount of $5,815,372, and any Available Security Deposits held by Borrower or its agents as of the Year 2004 Amendment Date.

(e)	The Lockbox Agreement duly executed by Borrower and the Acknowledgment and Agreement of Property Manager attached thereto duly executed by each property manager referenced therein.

(f)	This Agreement duly executed by Borrower; the Consent of Borrower Parties attached hereto duly executed by the Whitehall Parties, Wellsford, WWPII and WWG; and the Consent of Indemnitors attached hereto executed by all “Indemnitors” under the Indemnification Agreement.

(g)	A duly executed and acknowledged Amendment to Deed of Trust and Assignment of Leases and Rents executed by Borrower for each of the Deeds of Trust (collectively, the “Amendments”).

(h)	A Borrowing Date Certificate duly executed by Borrower.

(i)	Opinions of Sullivan & Cromwell, counsel to Borrower, and opinions of Lender’s local counsel in Massachusetts and New Jersey; in each case addressing such matters regarding the Loan, the Borrower, each Borrower Party, this Agreement, the Amendments and/or the Loan Documents as Lender may reasonably specify.

(j)	A current rent roll for each Property, together with copies of all Leases which have not been previously delivered to Lender.

(k)	Estoppel certificates from all Tenants leasing greater than 15,000 rentable square feet at any Property, in form and substance satisfactory to Lender.

(l)	Governmental certificates, dated the most recent practicable date prior to the Year 2004 Amendment Date, with telecopy updates where available, showing that Borrower is organized and in good standing in the jurisdiction of its organization and showing that Borrower is qualified as a foreign limited liability company in good standing in all states in which the Properties are located.

(m)	Certificates of an authorized signatory of the sole member (or the manager thereof) of the sole member of Borrower, dated within a recent date prior to the Year 2004 Amendment Date, as to the incumbency of the authorized signatories authorized by the resolutions delivered to Lender (as required herein) to execute and deliver this Agreement, the Amendments and the other Ancillary Agreements and other certificates or documents to be delivered pursuant hereto or thereto, together with a certification of the incumbency of such authorized signatory.

(n)	Resolutions of the management committee of WWG, certified by an authorized signatory of WWG (or the manager thereof) within a recent date prior to the Year 2004 Amendment Date, to be duly adopted and in full force and effect on such date, authorizing (i) the consummation of the transactions contemplated by this Agreement, and (ii) specific authorized signatories to execute and deliver (A) this Agreement, the Amendments and the other Ancillary Agreements which Borrower is executing in connection herewith, (B) the Consent of Borrower Parties and the Consent of Indemnitors attached to this Agreement, the other Loan Documents and Ancillary Agreements to which WWG is a party, and any other certificate or other document to be delivered by WWG pursuant hereto or thereto, and (C) the Consent of Borrower Parties and the Consent of Indemnitors attached to this Agreement, the other Loan Documents and Ancillary Agreements to which WWPII is a party, and any other certificate or other document to be delivered by WWPII pursuant hereto or thereto.

(o)	Certificates of an authorized signatory of the sole or managing member (as applicable) of WWG and WWPII (or the manager thereof), in each case dated within a recent date prior to the Year 2004 Amendment Date, as to the incumbency of the authorized signatories of such member (or the manager thereof) authorized by the company resolutions or consent delivered to Lender (as required herein for each such party) to execute and deliver the Consent of Borrower Parties and the Consent of Indemnitors, the other Loan Documents and Ancillary Agreements to which such entity is a party, and any other certificate or other document to be delivered by such party pursuant hereto or thereto, together with a certification of the incumbency of such authorized signatory.

(p)	A board resolution of Wellsford certified by the Secretary or an Assistant Secretary of Wellsford, in each case within a recent date prior to the Year 2004 Amendment Date, to be duly adopted and in force and effect on such date, authorizing (i) the consummation of the transactions contemplated by this Agreement, and (ii) specific officers to execute and deliver the Consent of Borrower Parties and the Consent of Indemnitors attached to this Agreement, the other Loan Documents and Ancillary Agreements to which Wellsford is a party, and any other certificate or other document to be delivered by Wellsford pursuant hereto or thereto.

(q)	Certificates of the Secretary, an Assistant Secretary or a Vice President of Wellsford, dated within a recent date prior to the Year 2004 Amendment Date, as to the incumbency of the officers or representatives of Wellsford authorized by the company consent delivered to Lender (as required herein) to execute and deliver the Consent of Borrower Parties and the Consent of Indemnitors attached to this Agreement, the other Loan Documents and Ancillary Agreements to which Wellsford is a party, and any other certificate or other document to be delivered by Wellsford pursuant hereto or thereto, together with a certification of the incumbency of such Secretary or Assistant Secretary, as the case may be.

(r)	A partnership certificate of each Whitehall Party and a consent of manager of each Whitehall Party’s general partner, certified by the Secretary, an Assistant Secretary or a Vice President of such general partner, and in each case within a recent date prior to the Year 2004 Amendment Date, to be duly adopted and in force and effect on such date, authorizing (i) the consummation of the transactions contemplated by this Agreement, and (ii) specific officers to execute and deliver the Consent of Borrower Parties and the Consent of Indemnitors attached to this Agreement, the other Loan Documents and Ancillary Agreements to which such Whitehall Party is a party, and any other certificate or other document to be delivered by such Whitehall Party pursuant hereto or thereto.

(s)	Certificates of the Secretary, an Assistant Secretary or Vice President of the general partner of each Whitehall Party, dated within a recent date prior to the Year 2004 Amendment Date, hereof, as to the incumbency of the officers or representatives of such general partner authorized by the resolutions delivered to Lender (as required herein) to execute and deliver the Consent or Borrower Parties and the Consent of Indemnitors attached to this Agreement, any other Loan Documents and Ancillary Agreements to which such Whitehall Party is a party, and any other certificate or other document to be delivered by such Whitehall Party pursuant hereto or thereto, together with a certification of the incumbency of such Secretary, Assistant Secretary or Vice President, as the case may be.

(t)	A copy of any amendments (excluding those delivered to Lender at or before the First Amendment Date) to the organizational charter of Borrower, WWG, WWPII, WP Commercial, each Whitehall Party and the general partner of each Whitehall Party, in each case certified as of a recent date prior to the Year 2004 Amendment Date by the Secretary of State of the jurisdiction of its organization, and a copy of any amendments (excluding those delivered to Lender at or before the First Amendment Date) to the operating agreement or partnership agreement, as the case may be, of Borrower, WWG, WWPII, WP Commercial, each Whitehall Party, and the general partner of each Whitehall Party, certified by an authorized officer or manager of such entity as true and correct as of a recent date.

(u)	All other Ancillary Agreements reasonably required by Lender.

(v)	Evidence that all actions necessary or, in the reasonable opinion of Lender, desirable to perfect and protect the security interests created by the Deeds of Trust and other Collateral Documents, as amended by this Agreement and the Amendments, have been or will be taken.

                6.2     No change shall have occurred since December 31, 2003 in the financial condition of Borrower or any Borrower Party or in the Operating Cash Flow of any of the Properties, or in the financial condition of any major or anchor tenant, which would have, in Lender’s reasonable judgment, a Material Adverse Effect.

                6.3     No condemnation or adverse zoning or usage change proceeding shall have occurred or shall have been threatened against any of the Properties; none of the Properties shall have suffered any significant damage by fire or other casualty which has not been repaired; no Law, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted or threatened by any Governmental Authority, which would have, in Lender’s judgment, a Material Adverse Effect.

                6.4     The representations and warranties contained in the Loan Agreement and in all other Loan Documents are true and correct as of the date hereof.

                6.5     Borrower shall have delivered to Lender, and Lender shall have approved, a detailed three-year capital budget for each Property.

                6.6     No Default or Event of Default exists.

                6.7     The Title Company shall have issued and delivered to Lender, or shall have irrevocably and unconditionally committed to issue for the benefit of Lender, such endorsements to the Title Policies as Lender shall request to insure the validity and continuing first position lien priority of the Deeds of Trust, as amended hereby and by the Amendments, including CTLA 110.5 endorsements (or local equivalent).

                6.8     Borrower shall have reimbursed Lender for all third party costs and expenses incurred by Lender in connection with the transaction contemplated by this Agreement, including title insurance costs, recording fees, attorneys’ fees and costs, costs of environmental appraisals and structural reports and travel expenses, all such costs and expenses being payable from Gross Receipts as a Lender-approved Operating Expense.

         7.     Non-Impairment. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition or covenant contained in the Loan Agreement or other Loan Documents or affect or impair any rights, powers or remedies thereunder, and the parties hereto intend that the provisions of the Loan Agreement and other Loan Documents shall continue in full force and effect except as expressly modified hereby. In the event of any conflict between this Agreement and the terms of the respective Loan Documents to which it relates or any documents relating thereto, the terms of this Agreement shall govern and control. Unless otherwise specified herein, whenever possible, the provisions of this Agreement shall be deemed supplemental to and not in derogation of the terms of the respective Loan Documents to which it relates.

         8.     Miscellaneous. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed herefrom and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable provision had never been a part hereof. As used in this Agreement, the term “include(s)” shall mean “include(s), without limitation,” and the term “including” shall mean “including, but not limited to.”

9.     Integration; Interpretation. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein, and supersede all prior negotiations. No reference to this Agreement is necessary in any instrument or document at any time referring to a Loan Document. Any reference to a Loan Document (including in any other Loan Document) shall be deemed a reference to such document as modified hereby.

10.     Counterparts. This Agreement may by executed in any number of counterparts, all of which shall be considered one in the same instrument. The original, executed signature pages of exact copies of this Agreement may be attached to one of such copies to form one document.

[Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the day and year first set forth above.

"Borrower": WELLSFORD/WHITEHALL HOLDINGS, L.L.C., a Delaware limited liability company
By:	Wellsford/Whitehall Properties II, L.L.C., a Delaware limited liability company, its managing member
	By:	Wellsford/Whitehall Group, L.L.C., a Delaware limited liability company, its sole member
		By:	WP Commercial, L.L.C., a Delaware limited liability company, its Manager
			By:	/s/ Peter Weidman
				Name:	Peter Weidman
				Title:	Authorized Signatory
"Lender": GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation
By:	/s/ Paul St. Arnauld
	Name:	Paul St. Arnauld
	Title:	Authorized Signatory

CONSENT OF BORROWER PARTIES

        The undersigned, having read and understood the foregoing Year 2004 Amendment to Loan Agreement and Other Loan Documents ("Agreement"), hereby (a) consent to all of the terms and provisions of the Agreement, (b) agree that the Agreement does not terminate any of the obligations of the undersigned to Lender under the Joinder, and (c) reaffirm their obligations under the Joinder in light of the Agreement. The undersigned have reviewed the provisions of the Joinder and, with the advice of their own counsel, hereby reaffirm and restate the waivers, authorizations, agreements and understandings set forth in the Joinder as though set forth in full herein.

WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP XI, a Delaware limited partnership				WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VII, a Delaware limited partnership
By:	WH Advisors, L.L.C. XI, a Delaware limited liability company, its General Partner			By:	WH Advisors, L.L.C. VII, a Delaware limited liability company, its General Partner
	By:	/s/ Peter Weidman			By:	/s/ Peter Weidman
		Name:	Peter Weidman			Name:	Peter Weidman
		Title:	Vice President			Title:	Vice President
WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP V, a Delaware limited partnership				WELLSFORD/WHITEHALL GROUP, L.L.C., a Delaware limited liability company
By:	WH Advisors, L.L.C. V, a Delaware limited liability company, its General Partner			By:	WP Commercial, L.L.C., a Delaware limited liability company, its manager
	By:	/s/ Peter Weidman			By:	/s/ Peter Weidman
		Name:	Peter Weidman			Name:	Peter Weidman
		Title:	Vice President			Title:	Vice President

WELLSFORD REAL PROPERTIES, INC., a Maryland corporation			WELLSFORD/WHITEHALL PROPERTIES II, L.L.C., a Delaware limited liability company
By:	/s/ Jeffrey H. Lynford		By:	Wellsford/Whitehall Group, L.L.C., a Delaware limited liability company, its sole member
	Name: Title:	Jeffrey Lynford President		By:	WP Commercial, L.L.C., a Delaware limited liability Company, its manager
				By:	/s/ Peter Weidman
					Name: Title:	Peter Weidman Authorized Signatory

CONSENT OF INDEMNITORS

        The undersigned, having read and understood the foregoing Year 2004 Amendment to Loan Agreement and Other Loan Documents (“Agreement”), hereby (a) consent to all of the terms and provisions of the Agreement, (b) agree that the Agreement does not terminate any of the obligations of the undersigned to Lender under the Indemnification Agreement dated as of June 25, 2001, executed by the undersigned in favor of Lender (the “Indemnity”), (c) reaffirm their obligations under the Indemnity in light of the Agreement, and (d) agree that all references in the Indemnity to the Loan hereafter shall be deemed to be references to the Aggregate Loan. The undersigned have reviewed the provisions of the Indemnity and, with the advice of their own counsel, hereby reaffirm and restate the indemnities, waivers, authorizations, agreements and understandings set forth in the Indemnity as though set forth in full herein.

WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP V, a Delaware limited partnership				WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VII, a Delaware limited partnership
By:	WH Advisors, L.L.C. V, a Delaware limited liability company, its general partner			By:	WH Advisors, L.L.C. VII, a Delaware limited liability company, its general partner
	By:	/s/ Peter Weidman			By:	/s/ Peter Weidman
		Name:	Peter Weidman			Name:	Peter Weidman
		Title:	Vice President			Title:	Vice President
WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VI, a Delaware limited partnership				WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VIII, a Delaware limited partnership
By:	WH Advisors, L.L.C. VI, a Delaware limited liability company, its general partner			By:	WH Advisors, L.L.C. VIII, a Delaware limited liability company, its general partner
	By:	/s/ Peter Weidman			By:	/s/ Peter Weidman
		Name:	Peter Weidman			Name:	Peter Weidman
		Title:	Vice President			Title:	Vice President

WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP XI, a Delaware limited partnership				WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP XII, a Delaware limited partnership
By:	WH Advisors, L.L.C. XI, a Delaware limited liability company, its general partner			By:	WH Advisors, L.L.C. XII, a Delaware limited liability company, its general partner
	By:	/s/ Peter Weidman			By:	/s/ Peter Weidman
		Name:	Peter Weidman			Name:	Peter Weidman
		Title:	Vice President			Title:	Vice President
WELLSFORD REAL PROPERTIES, INC., a Maryland corporation
				By:	/s/ Jeffrey H. Lynford
					Name: Title:	Jeffrey Lynford Vice President

SCHEDULE 1.1(B)

BASIS ALLOCATIONS

Property	Property Basis	Loan Basis
Cutler Lake Corp. Center	$20,567,619	$18,375,576
Somerset Tech Center	$6,481,280	$5,790,522
300 Atrium	$11,445,374	$10,225,556
400 Atrium	$25,948,598	$23,183,064
500 Atrium	$10,697,239	$9,557,155
700 Atrium	$12,241,211	$10,936,575
105 Challenger Road	$14,259,144	$12,739,441
Campus Drive	$12,169,143	$10,872,187
Garden State Convention Center	$4,922,704	$4,398,055
TOTAL:	$118,732,312	$106,078,131

SCHEDULE 1.1(B)

SCHEDULE 2.11

LETTER OF CREDIT

         1.        Letter of Credit. Each letter of credit which, pursuant to this Agreement, Borrower is required to provide Lender as additional credit support for the Obligations (including each Replacement LC), shall be an unconditional, irrevocable letter of credit issued for the benefit of Lender by a national banking association or other financial institution satisfactory to Lender, in form and substance satisfactory to Lender, and having an expiration date not earlier than 364 days following its issuance date (each such letter of credit, as it may be renewed, extended, or replaced, a “Letter of Credit”). Borrower agrees that no less than thirty (30) days prior to the expiration date of a Letter of Credit and each renewal or extension thereof (until such Letter of Credit has been released as provided below), Borrower shall deliver to Lender a renewal or extension of such Letter of Credit for a term of not less than 364 days, in form, content and issued by a national banking association or other financial institution acceptable to Lender. If requested by Lender, each Letter of Credit (and each renewal or extension thereof), at Borrower's sole cost and expense, shall be accompanied by evidence satisfactory to Lender regarding its due authorization, genuineness, execution and enforceability. The following terms shall apply to each Letter of Credit:

                (a)        Lender shall be entitled to draw upon the Letter of Credit when any Event of Default exists (including Borrower's failure to deliver a renewal or extension of the Letter of Credit as required above) or if Lender believes that its rights to draw on the Letter of Credit could be in jeopardy (unless the basis for such belief is a deterioration in the creditworthiness of the issuing bank, in which case the next sentence hereof shall apply). If at any time the credit rating or financial condition of the issuing bank is no longer acceptable to Lender, Lender shall have the right to immediately notify Borrower to replace the Letter of Credit. One Business Day after such notice is given to Borrower, Borrower shall deliver to Lender immediately available funds in an amount equal to the undrawn amount of the Letter of Credit (the “Delivered Funds”"), which Delivered Funds shall be applied to the Loan balance. If such Delivered Funds are not received by Lender within the required one-Business Day period, Lender may immediately draw on the Letter of Credit and apply the proceeds of such draw to the Loan balance. Following application by Lender of Delivered Funds or Letter of Credit proceeds in accordance with the immediately preceding two sentences, Lender will readvance to Borrower the portion of the Loan paid down provided (1) Borrower delivers to Lender a replacement Letter of Credit within sixty (60) days of Lender's draw, (2) there exists no Event of Default or monetary Potential Default, (3) Lender receives documentation satisfactory to Lender to provide security for such readvance, including any title insurance endorsement necessary to insure the validity and priority of such security, and (4) Borrower pays all of Lender's fees and expenses in connection with such readvance. No draw by Lender on the Letter of Credit, and no application by Lender of any Delivered Funds, shall cure or be deemed to cure any Event of Default or limit in any respect any of Lender's remedies under the Loan Documents, it being understood that Lender's rights and remedies hereunder shall be cumulative and Lender shall have no obligation to apply the proceeds of any draw, or any Delivered Funds, to missed installments or other

SCHEDULE 2.11 - PAGE 1

amounts then due and unpaid under the Loan. Borrower shall replace or restore the Letter of Credit immediately following any full or partial draw thereon by Lender.

                (b)        Proceeds of any draw upon the Letter of Credit (after reimbursement of any costs and expenses, including reasonable attorneys' fees and reimbursements, incurred by Lender in connection with such draw), and any immediately available funds received pursuant to subparagraph (a), may be applied by Lender to the payment of the amounts owing under the Loan Documents, in such manner as Lender determines.

                (c)        No delay or omission of Lender in exercising any right to draw on the Letter of Credit, or to demand replacement thereof pursuant to subparagraph (a) above, shall impair any such right, or shall be construed as a waiver of, or acquiescence in, any Event of Default.

                (d)        Lender shall have no obligation to release its rights in the Letter of Credit and surrender the Letter of Credit to Borrower or the issuing bank until all Obligations have been paid and performed in full and obligations of Lender under the Loan Agreement and the other Loan Documents have terminated.

SCHEDULE 2.11 - PAGE 2

SCHEDULE 4.2

ENVIRONMENTAL REPORTS

Property Name	Report Title	Consultant	Date
Cutler Lake Corp Center	Release Notification and Downgradient	ENSR	05/04/01
Property Status Submittal
Somerset Tech Center	Phase I Environmental Site Assessment	Vertex Engineering Services,	05/02/01
Inc.
300 Atrium Drive	Review of Environmental Assessments Report	PMK Group	08/01/97
400 Atrium Drive	Review of Environmental Assessments Report	PMK Group	08/01/97
	Final UST Investigation	ATC Associates, Inc.	05/15/01
500 Atrium Drive	Review of Environmental Assessments Report	PMK Group	08/01/97
700 Atrium Drive	Review of Environmental Assessments Report	PMK Group	08/01/97

SCHEDULE 4.2

SCHEDULE 5.1(A)

TENANT DELINQUENCIES

None.

SCHEDULE 5.1(A)

SCHEDULE 5.1(B)

NOTICES OF TERMINATION OR DEFAULT

None.

SCHEDULE 5.1(B)

SCHEDULE 5.1(C)

PURCHASE OPTIONS

None.

SCHEDULE 5.1(C)

SCHEDULE 5.1(D)

LEASE TERMINATION RIGHTS

Property Name	Tenant	Comment
300 Atrium	IMS America	Tenant has termination option effective 4/04. Tenant exercised this option. IMS paid a total of $248,523.02 to cover termination fees (rent of $75,835.77; unamortized TI of $102,570.50, brokerage commission of $70,116.75). IMS subleased their space to Multilink. Multilink's sublease, for the IMS space only, will terminate on 4/30/04 and this space will be dark.

500 Atrium	Computer Science Corp.	Tenant has a one-time option to terminate the lease as follows: (i) the effective date of the cancellation shall be on the last day of the 39th month of the Term (3/31/07), on which date the lease shall terminate and expire; (ii) the option must be exercised no later than nine months preceding the effective date; (iii) upon the exercise of the termination option, Tenant shall pay to Landlord the unamortized portion of the Improvement Allowance (exclusive of HVAC renovation costs incurred by Landlord pursuant to the terms thereof) and brokerage fees.

SCHEDULE 5.1(D)

SCHEDULE 5.1(E)

LEASING COMMISSIONS OWING

Property Name	Tenant	Commission Owed
400 Atrium	CitiStreet	$ 522,568

SCHEDULE 5.1(E)

SCHEDULE 5.1(F)

PREPAID RENTS

None.

SCHEDULE 51.(F)

SCHEDULE 6.4

CONDEMNATION PROCEEDINGS

None.

SCHEDULE 6.4

SCHEDULE 6.5

CASUALTIES AND FLOOD ZONE PROPERTIES

None.

SCHEDULE 6.5

SCHEDULE 6.6

MATERIAL AGREEMENTS

        1.        Environmental Services Procurement and Coordination Agreement dated as of January 1, 2001 between WWG and BTS Solutions LLC.

SCHEDULE 6.6

SCHEDULE 6.7

PROPERTY COMPLIANCE

None.

SCHEDULE 6.7

SCHEDULE 6.10

PERMITS

None.

SCHEDULE 6.10

SCHEDULE 6.17

LITIGATION

None.

SCHEDULE 6.17

SCHEDULE 6.26

AFFILIATE INDEBTEDNESS

None.

SCHEDULE 6.26